UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

MASTEC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-08106	65-0829355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor

Coral Gables, Florida 33134

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (305) 599-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	MTZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2024, at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of MasTec, Inc., a Florida corporation (the “Company”), the Company’s shareholders approved (i) the Company’s Amended and Restated 2013 Incentive Compensation Plan (the “Restated 2013 ICP”), which amends and restates the Company’s existing 2013 Amended and Restated Incentive Compensation Plan (the “2013 ICP”), and (ii) the Company’s Amended and Restated 2011 Employee Stock Purchase Plan (the “Restated 2011 ESPP”), which amends and restates the Company’s existing Amended and Restated 2011 Employee Stock Purchase Plan (the “2011 ESPP”).

Restated 2013 ICP

The Restated 2013 ICP provides for the granting of awards (“Awards”) of stock options (incentive and/or non-qualified), stock appreciation rights, restricted stock awards, restricted stock units, dividend equivalents, shares of Company common stock, $0.10 par value (“Common Stock”), as a bonus free of restrictions, or other Awards in lieu of Company obligations to pay cash under the Restated 2013 ICP or other plans or compensatory arrangements, other stock-based Awards and performance Awards to officers, directors, employees and individual consultants who provide services to the Company or any subsidiary.

The Restated 2013 ICP increases the total number of shares of Common Stock (“Shares”) reserved and available for delivery pursuant to Awards issued under the 2013 ICP by 1,200,000 Shares. Immediately prior to effectiveness of the Restated 2013 ICP, 1,167,121 Shares remained available for delivery pursuant to Awards issuable under the 2013 ICP.

The Restated 2013 ICP also amends the 2013 ICP by: (a) extending the term of the 2013 ICP from May 20, 2031 to May 14, 2034, (b) increasing the maximum aggregate number of Shares that may be delivered under the Restated 2013 ICP as a result of the exercise of the “incentive stock options” under Section 422 of the Internal Revenue Code, from 3,250,000 Shares to 4,450,000 Shares and (c) incorporating the terms of an amendment to the 2013 ICP that was made effective December 14, 2022.

The Restated 2013 ICP is described in more detail in Proposal 4 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2024 (the “Proxy Statement”). The descriptions of the Restated 2013 ICP contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated 2013 ICP, a copy of which was filed as Annex A to the Proxy Statement and is incorporated herein by reference.

Restated 2011 ESPP

The Restated 2011 ESPP allows employees of the Company and employees of the Company’s subsidiaries that are designated by the Company’s Board of Directors (the “Board”) or the Compensation Committee of the Board as eligible to purchase Shares at a discounted price during designated offering periods.

The Restated 2011 ESPP increases the total number of Shares available for issuance under the 2011 ESPP by 1,000,000 Shares, for an aggregate total of 3,000,000 Shares. The Restated 2011 ESPP also amends the 2011 ESPP by: (1) extending the term of the 2011 ESPP from January 1, 2031 to May 14, 2034, (2) broadening the administrative authority of the Compensation Committee of the Board to address rules and regulations of non-U.S. jurisdictions, (3) adding clarifying language to the “Subsidiary” definition and (4) incorporating the terms of amendments to the 2011 ESPP that were made effective December 16, 2021 and January 1, 2023.

The Restated 2011 ESPP is described in more detail in Proposal 5 in the Proxy Statement. The descriptions of the Restated 2011 ESPP contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated 2011 ESPP, a copy of which was filed as Annex B to the Proxy Statement and is incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 14, 2024. The final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1: Election of Jose R. Mas and Javier Palomarez as Class II directors to serve until the 2027 Annual Meeting of Shareholders.

	Votes “For”	Votes Withheld	Broker Non-Votes
Jose R. Mas	62,770,335	874,434	4,140,116
Javier Palomarez	51,602,611	12,042,158	4,140,116

Proposal 2: Ratification of the appointment of Pricewaterhouse Coopers LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
67,373,551	259,928	151,406	0

Proposal 3: Approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
52,140,376	11,348,558	155,835	4,140,116

Proposal 4: Approval of the MasTec, Inc. Amended and Restated 2013 Incentive Compensation Plan.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
61,728,596	1,756,647	159,526	4,140,116

Proposal 5: Approval of the MasTec, Inc. Amended and Restated 2011 Employee Stock Purchase Plan.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
63,164,262	353,999	126,508	4,140,116

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	MasTec, Inc.’s Amended and Restated 2013 Incentive Compensation Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement, filed April 4, 2024).

10.2	MasTec, Inc.’s Amended and Restated 2011 Employee Stock Purchase Plan (incorporated by reference to Annex B to the Company’s Definitive Proxy Statement, filed April 4, 2024).

104	The cover page of MasTec, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included with the Exhibit 101 attachments).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date: May 17, 2024	By:	/s/ Alberto de Cardenas
Alberto de Cardenas
Executive Vice President, General Counsel and Secretary

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